Long-term Debt and Short-term Borrowings	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Long-Term Debt and Short-Term Borrowings
Long-term Debt and Short-term Borrowings
Notes payable and long-term debt consisted of the following as of December 31, 2012 and 2011:

(in millions of dollars)	2012	2011
U.S. Dollar Senior Secured Term Loan B, due May 2019 (floating interest rate of 4.25% at December 31, 2012)	$326.8	$—
U.S. Dollar Senior Secured Term Loan A, due May 2017 (floating interest rate of 3.32% at December 31, 2012)	220.8	—
Canadian Dollar Senior Secured Term Loan A, due May 2017 (floating interest rate of 4.26% at December 31, 2012)	21.8	—
Senior Unsecured Notes, due May 2020 (fixed interest rate of 6.75%)	500.0	—
Senior Secured Notes, due March 2015, net of discount (fixed interest rate of 10.625%)	—	420.9	(1)
U.S. Dollar Senior Subordinated Notes, due August 2015 (fixed interest rate of 7.625%)	—	246.3
Other borrowings	2.7	1.8
Total debt	1,072.1	669.0
Less: current portion	(1.3)	(0.2)
Total long-term debt	$1,070.8	$668.8

(1)	Net of unamortized original issue discount of $4.2 million as of December 31, 2011.
As of December 31, 2012, there were no borrowings under the $250 million senior secured revolving credit facility. The amount available for borrowings was $238.5 million (allowing for $11.5 million of letters of credit outstanding on that date).
On May 1, 2012 we entered into a refinancing in conjunction with the Merger. The refinancing reduced our effective interest rate while increasing our borrowing capacity and extending the maturities of our credit facilities.
The new credit facilities and notes are as follows:

•	$250 million of U.S. Dollar Senior Secured Revolving Credit Facilities due May 2017

•	$285 million of U.S. Dollar Senior Secured Term Loan A due May 2017

•	C$34.5 million of Canadian Dollar Senior Secured Term Loan A due May 2017

•	$450 million of U.S. Dollar Senior Secured Term Loan B due May 2019

•	$500 million of U.S. Dollar Senior Unsecured Notes due May 2020
Interest rates under the senior secured term loans are based on the London Interbank Offered Rate ("LIBOR"). The range of borrowing costs under the pricing grid is LIBOR plus 3.00% for the Term A loans and LIBOR plus 3.25% with a LIBOR rate floor of 1.00% for the Term B loans. The senior secured credit facilities had a weighted average interest rate of 3.89% as of December 31, 2012 and the senior unsecured notes have an interest rate of 6.75%.
In addition on May 1, 2012 we repurchased or discharged all of our outstanding senior secured notes of $425.1 million, due March 2015, for $464.7 million including a premium and related fees of $39.6 million. On May 4, 2012 we redeemed all of our outstanding senior subordinated notes of $246.3 million, due August 2015, for $252.6 million including a premium of $6.3 million. We also terminated our senior secured asset-based revolving credit facility of $175.0 million, which was undrawn as of May 1, 2012. Associated with these transactions were $15.5 million in write-offs for original issue discount and debt origination costs.
In conjunction with our refinancing, we paid $38.5 million in additional bank, legal and advisory fees associated with our new credit facilities. These fees were capitalized and are being amortized over the life of the credit facilities and senior unsecured notes.
During 2012, we voluntarily repaid $64.2 million of our U.S. Dollar Senior Secured Term Loan A, $12.9 million of our Canadian Dollar Senior Secured Term Loan A and $123.2 million of our U.S. Dollar Senior Secured Term Loan B.
During 2011, we repurchased $34.9 million of our Senior Secured Notes and $25.0 million of our Senior Subordinated Notes. We paid a $3.0 million premium on the repurchase of our Senior Secured Notes, which was included in Other expense, net in the Consolidated Statements of Operations.
Loan Covenants
We must meet certain restrictive financial covenants as defined under the senior secured credit facilities. The covenants become more restrictive over time and require us to maintain certain ratios related to consolidated leverage and consolidated interest coverage. We are also subject to certain customary restrictive covenants under the senior unsecured notes.
The table below sets forth the financial covenant ratio levels under the senior secured credit facilities:

	Maximum Consolidated Leverage Ratio(1)	Minimum - Interest Coverage Ratio(2)
May 1, 2012 to December 31, 2012	4.50:1.00	3.00:1.00
January 1, 2013 to December 31, 2013	4.25:1.00	3.00:1.00
January 1, 2014 to December 31, 2014	4.00:1.00	3.25:1.00
January 1, 2015 to December 31, 2015	3.75:1.00	3.25:1.00
January 1, 2016 and thereafter	3.50:1.00	3.50:1.00

(1)
The leverage ratio is computed by dividing our net indebtedness by the cumulative four-quarter-trailing EBITDA, which excludes transaction, restructuring, integration and other charges up to certain limits as well as other adjustments as defined under the senior secured credit facilities.

(2)
The interest coverage ratio for any period is the cumulative four-quarter-trailing EBITDA, for the Company, for such period, adjusted as provided in (1), divided by cash interest expense for the Company for such period and other adjustments, all as defined under the senior secured credit facilities.

The senior secured credit facilities contain customary events of default, including payment defaults, breach of representations and warranties, covenant defaults, cross-defaults and cross-accelerations, certain bankruptcy or insolvency events, certain ERISA-related events, changes in control or ownership, and invalidity of any loan document.

The indenture governing the senior unsecured notes does not contain financial performance covenants. However, that indenture does contain covenants that limit, among other things, our ability and the ability of our restricted subsidiaries to:

•	incur additional indebtedness;

•	pay dividends on our capital stock or repurchase our capital stock;

•	enter into or permit to exist contractual limits on the ability of our subsidiaries to pay dividends to the Company;

•	enter into certain transactions with affiliates;

•	make investments;

•	create liens; and

•	sell certain assets or merge with or into other companies.

Certain of these covenants will be subject to suspension when and if the notes are rated at least “BBB–” by Standard & Poor’s or at least “Baa3” by Moody’s. Each of the covenants is subject to a number of important exceptions and qualifications.
Guarantees and Security

Obligations under the senior secured credit facilities are irrevocably and unconditionally guaranteed, jointly and severally, by certain of our existing and future domestic subsidiaries. In the case of the obligations of ACCO Brands Canada its senior secured term loan A is guaranteed by its future subsidiaries and by the Company's other existing and future Canadian subsidiaries.

The senior unsecured notes are irrevocably and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by each of our existing and future domestic subsidiaries other than certain excluded subsidiaries. The senior unsecured notes and the related guarantees will rank equally in right of payment with all of the existing and future senior debt of the Company, Mead Products and the guarantors, senior in right of payment to all of the existing and future subordinated debt of the Company, Mead Products and the guarantors, and effectively subordinated to all of the existing and future secured indebtedness of the Company, Mead Products and the guarantors to the extent of the value of the assets securing such indebtedness. The senior unsecured notes and the guarantees are and structurally subordinated to all existing and future liabilities, including trade payables, of each of the Company's and Mead Products’ subsidiaries that do not guarantee the notes.
Compliance with Loan Covenants
As of and for the year ended December 31, 2012, we were in compliance with all applicable loan covenants.